EXHIBIT 10.175

ASSIGNMENT AND ASSUMPTION OF PURCHASE AND SALE AGREEMENT

For good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the undersigned, INLAND REAL ESTATE ACQUISITIONS, INC., an Illinois corporation, (“Assignor”) hereby assigns to INLAND AMERICAN REAL ESTATE TRUST, INC., a Maryland corporation, (“Assignee”) all of Assignor’s right, title and interest as a party to that certain Purchase and Sale Agreement [Portfolio #2] (the “Purchase Agreement”) by and between INLAND REAL ESTATE ACQUISITIONS, INC., (“Buyer”), and SUNTRUST BANK, a Georgia banking corporation, (“Seller”), dated October 17,  2007, as amended, with respect to the purchase and sale of those certain parcel(s) of land more fully defined on Exhibit A, attached hereto (the “Property”).

By execution hereof by Assignee, Assignee for itself and its successors and assigns hereby accepts the assignment and assumes all of the obligations of Assignor under the Purchase Agreement with respect to the Properties.  The Assignor acknowledges and agrees that notwithstanding the foregoing the Assignor is not released from any of its obligations under the Purchase Agreement.

This Assignment is effective as of the 17th day of March, 2008.

ASSIGNOR:	INLAND REAL ESTATE ACQUISITIONS, INC.,
an Illinois corporation

	By:	/s/ G. Joseph Cosenza
G. Joseph Cosenza
President

ASSIGNEE:	INLAND AMERICAN REAL ESTATE TRUST,
INC., a Maryland corporation

	By:	/s/ Marcia L. Grant
Marcia L. Grant
Its: Assistant Secretary

Exhibit A

Pool	Prop. ID	Property Name	Address	City	State	Zip	County	Bldg SF
7	FL00299	Osceola Office	111 East Osceola Street	Stuart	FL	34994	Martin	6,300
7	FL01014	Avon Park U.S. Highway 27 South Branch	601 U.S. Highway 27 South	Avon Park	FL	33825	Highlands	5,169
7	FL01069	Weeki Wachee Office	4066 Commercial Way	Spring Hill	FL	34606	Hernando	9,040
7	FL01074	Seven Hills Office	1170 Mariner Boulevard	Spring Hill	FL	34609	Hernando	6,400
7	FL01140	Metrowest Branch	2401 South Hiawassee Road	Orlando	FL	32835	Orange	5,000
7	FL01154	Holly Hill	1510 Ridgewood Avenue	Holly Hill	FL	32117	Volusia	12,538
7	FL01218	The Villages Branch	101 LaGrande Boulevard	Lady Lake	FL	32159	Lake	4,380
12	FL00194	Homosassa Springs Office	4650 South Suncoast Boulevard	Homosassa	FL	34446	Citrus	3,200
12	FL00195	West Inverness Office	2001 West Highway 44	Inverness	FL	34453	Citrus	3,360
12	FL00947	Jupiter Office	17350 Alternate A-1-A	Jupiter	FL	33477-5854	Palm Beach	4,078
12	FL01056	South Peninsula Branch	3640 South Atlantic Avenue	Daytona Beach Shores	FL	32127	Volusia	2,352
12	FL01059	Zephyrhills Main Office	5435 Gall Boulevard	Zephyrhills	FL	33541	Pasco	20,300
12	FL01348	Belleview Office	5760 Southeast State Road 484	Belleview	FL	34420	Marion	3,590